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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): May 12, 2000




                           SUN HYDRAULICS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)




          Florida                      0-21835                   59-2754337
          -------                      -------                   ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)





    1500 West University Parkway
          Sarasota, Florida                                           34243
          -----------------                                           -----
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code:        941-362-1200
                                                   ----------------------------







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ITEM 5.  OTHER EVENTS.


PRESS RELEASE

         On May 16, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing (1) a $0.04 per share dividend on its common stock payable on July 15, 2000, to shareholders of record on June 30, 2000, and
(2) the appointment of Clyde Nixon as Chairman and Allen Carlson as President and CEO.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

       Exhibit
       Number                      Exhibit Description
       ------                      -------------------
        99.1          Press Release of the Registrant dated May 16, 2000.



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SUN HYDRAULICS CORPORATION



                                       By: /s/ Richard J. Dobbyn
                                          -------------------------------------
                                          Richard J. Dobbyn
                                          Chief Financial Officer (Principal
                                          Financial and Accounting Officer)

Dated:  May 17, 2000



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                                 EXHIBIT INDEX



Exhibit
Number                         Exhibit Description
------                         -------------------

 99.1          Press Release of the Registrant dated May 16, 2000.
























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